UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): April 13, 2005

              CARNIVAL CORPORATION                                  CARNIVAL PLC
 (Exact name of registrant as specified in its      (Exact name of registrant as specified in its
                    charter)                                           charter)

               REPUBLIC OF PANAMA                                 ENGLAND AND WALES
(State or other jurisdiction of incorporation)      (State or other jurisdiction of incorporation)

                   1-9610                                            1-15136
          (Commission File Number)                          (Commission File Number)

                 59-1562976                                        98-0357772
    (I.R.S. Employer Identification No.)              (I.R.S. Employer Identification No.)

           3655 N.W. 87TH AVENUE                                 CARNIVAL HOUSE,
         MIAMI, FLORIDA 33178-2428                             5 GAINSFORD STREET,
         UNITED STATES OF AMERICA                               LONDON, SE1 2NE,
                                                                 UNITED KINGDOM
  (Address of principal executive offices)          (Address of principal executive offices)
                  (Zip code)                                        (Zip code)

         (305) 599-2600                                     011 44 20 7940 5381
     (Registrant's telephone number,                    (Registrant's telephone number,
          including area code)                                including area code)

                 NONE                                                NONE
 (Former name or former address, if                   (Former name or former address, if
      changed since last report)                           changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On Wednesday, April 13, 2005, the shareholders of Carnival Corporation and Carnival plc approved the Amended and Restated Outside Director Stock Plan and the Carnival plc 2005 Employee Share Plan.

(a)  THE AMENDED AND RESTATED OUTSIDE DIRECTOR STOCK PLAN

         On April 13, 2005, our shareholders approved the Amended and Restated 2001 Outside Director Stock Plan (the "Outside Director Plan"), primarily in order (i) to increase the number of shares of Carnival Corporation common stock which may be issued under the Outside Director Plan from 800,000 to 1,000,000, (ii) to permit awards of restricted stock and restricted stock units, (iii) to increase in the number of shares of Carnival Corporation common stock subject to the automatic annual award grant from 6,000 to 10,000 shares (determined as described below), (iv) to change the name of the 2001 Outside Director Stock Option Plan to the 2001 Outside Director Stock Plan to reflect the amendment of the plan to permit awards of restricted stock and restricted stock units, (v) to allow the Compensation Committee discretion in determining whether grants of annual awards are to be in the form of stock options, restricted stock, restricted stock units or any combination thereof (as described further below) and (vi) to reflect the changes to Carnival Corporation common stock as a result of the dual listed company structure, which requires that each share of common stock be paired with a share of beneficial interest (a "trust share") in the P&O Princess Special Voting Trust (a share of Carnival Corporation common stock and the paired trust share are collectively referred to in this description as a "share").

         The purpose of the Outside Director Plan is to provide our outside (non-executive) directors with the opportunity to acquire a proprietary interest in Carnival Corporation. The Outside Director Plan is administered by the Compensation Committee of Carnival Corporation. The Compensation Committee has no discretion to determine the non-executive directors to whom awards are granted, the number of shares to be covered by each annual award or, with respect to options, the option price or the exercise period.

         All of our directors who are not employees of Carnival Corporation or Carnival plc or any of their subsidiaries are eligible to participate in the Outside Director Plan. As of the date of the Annual Meeting, 10 persons were eligible to participate in the Outside Director Plan. However, A. Kirk Lanterman has agreed not to receive compensation for his services as a non-executive director and, as a result, will not receive awards under the Outside Director Plan. In addition, Baroness Hogg and Sir John Parker, as UK non-executive directors, have elected not to receive options under the Outside Director Plan. However, these UK directors will accept restricted stock and/or restricted stock unit awards under the Outside Director Plan.

         The Outside Director Plan provides for the granting of annual awards of options to purchase shares of Carnival Corporation common stock, restricted shares of Carnival Corporation common stock and/or restricted stock units to our non-executive directors, being directors who are not employees of Carnival Corporation or Carnival plc or any of their subsidiaries. None of the awards relates to Carnival plc ordinary shares. Each

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award granted under the Outside Director Plan is governed by an award agreement between Carnival Corporation and the director.

         The number of shares issuable pursuant to awards granted under the Outside Director Plan is subject to adjustment in the event of any stock split, stock dividend, stock change, reclassification, recapitalization or combination of shares which changes the character or amount of the outstanding shares after the date of grant of any award. The maximum number of shares which may be made subject to awards under the Outside Director Plan is 1,000,000.

          The Outside Director Plan provides that it will terminate, unless earlier terminated as provided therein, on January 1, 2011. The boards of directors may amend the Outside Director Plan at any time and from time to time in such respects as it may deem advisable, subject to any shareholder or regulatory approval required by law or the rules of any stock exchange on which shares may be traded.

(b)  CARNIVAL PLC 2005 EMPLOYEE SHARE PLAN

         On April 13, 2005, our shareholders adopted the Carnival plc 2005 Employee Share Plan (the "PLC Share Plan"). The PLC Share Plan will replace the Carnival plc Executive Share Option Plan and no further options will be granted under that plan. The PLC Share Plan is designed for maximum flexibility as to the types of options and other share awards that may be granted to employees and executive directors. The PLC Share Plan will allow the Compensation Committees to tailor equity compensation policies for the various operating companies under Carnival plc that are competitive in their respective employment markets, as well as strengthen Carnival plc's ability to recruit and retain talented employees and more closely align their interests with those of shareholders.

         The PLC Share Plan allows three types of awards to be granted: options to purchase Carnival plc ordinary shares; restricted shares of Carnival plc ordinary shares; and restricted share units. These may be granted separately to any eligible employee or in any combination that the Compensation Committee may decide. The Compensation Committee will determine the value of any award to be granted to an individual taking into account an individual's present and potential contribution to the success of Carnival Corporation & plc and the market practice for companies with global operations in the country where a participant is based.

         The PLC Share Plan will be administered by the Compensation Committee. Subject to the limitations described below, the Compensation Committee has discretion to determine the type of award granted and has authority to interpret the PLC Share Plan and to make all determinations deemed necessary and advisable for its administration.

         The PLC Share Plan provides that all employees of Carnival plc and its subsidiaries (the "PLC Group") are eligible to participate in the PLC Share Plan at the discretion of the Compensation Committee. It is anticipated that awards will be granted primarily to management and supervisory level employees, including executive directors.

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         Awards will usually be granted to eligible employees on an annual basis. However, the Compensation Committee has discretion to grant additional awards to eligible employees at any time during the year when it deems advisable. Awards may not be granted when dealings in Carnival plc ordinary shares would not be permitted under the UK Listing Authority's Model Code on restrictions in dealing in securities. Benefits under the PLC Share Plan will not be pensionable.

           The maximum number of Carnival plc ordinary shares that may be issued pursuant to awards under the PLC Share Plan when aggregated with any ordinary shares issued or remaining issuable pursuant to rights granted in any ten-year period under any employee share plan adopted by Carnival plc, may not exceed 10% of Carnival plc's issued ordinary share capital from time to time, provided that no more than 3.5 million shares may be issued upon the exercise of incentive stock options.

         The Compensation Committee may amend the PLC Share Plan. However, the provisions governing eligibility requirements, equity dilution and the adjustments that may be made following a rights issue or any other variation of capital cannot be altered to the advantage of eligible employees or participants without the prior approval of Carnival plc's shareholders (except for minor amendments to benefit the administration of the PLC Share Plan, to take account of a change in legislation or developments in the law affecting the PLC Share Plan, or to obtain or maintain favorable tax, exchange control or regulatory treatment for participants in the PLC Share Plan or any member of the PLC Group). In addition, no alteration may be made that would materially affect any subsisting rights of any participants without their prior consent. The Compensation Committee intends to adopt a sub-plan to the PLC Share Plan under which Inland Revenue approved options capable of attracting preferential tax treatment may be granted to UK employees. The Compensation Committee may adopt further sub-plans to the PLC Share Plan without shareholder approval to take account of tax, exchange control or securities laws which apply to employees in countries outside the UK. Shares made available under any sub-plan will count towards equity dilution limits. The PLC Share Plan will terminate ten years from the date of approval by the shareholders of Carnival plc, except that the rights of existing participants will not be affected by any termination.




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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

None.




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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


CARNIVAL CORPORATION                      CARNIVAL PLC

/s/ Arnaldo Perez                         /s/ Arnaldo Perez
--------------------------------------    --------------------------------------
Name:   Arnaldo Perez                     Name:  Arnaldo Perez
Title:  Senior Vice President, General    Title: Senior Vice President, General
Counsel and Secretary                     Counsel and Company Secretary

Date: April 19, 2005                      Date: April 19, 2005